PUTNAM INVESTORS FUND
One Post Office Square, Boston, MA 02109
Class    Y     shares
INVESTMENT STRATEGY:  GROWTH
PROSPECTUS   December 1, 1995   , as revised October 15,
1996


This prospectus explains concisely what you should know before
investing in class    Y     shares of Putnam Investors Fund (the
"fund")        .  You can find more detailed information about
the fund in the December 1, 1995 statement of additional information (the "SAI"), as amended from time to time. For a
free copy of the SAI or for other information,         call
Putnam Investor Services at 1-800-752-9894. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             PUTNAMINVESTMENTS

                             Putnam Defined
                             Contribution Plans

ABOUT THE FUND

Expenses summary......................................
        Objective.............................................
How the fund pursues its objective ...................
How performance is shown..............................
How the fund is managed...............................
Organization and history..............................

ABOUT YOUR INVESTMENT

How to buy shares.....................................
        How to sell shares....................................
How to exchange shares................................
How the fund values its shares........................
How the fund makes distributions to shareholders; tax
information.   ..................................    ...

ABOUT PUTNAM INVESTMENTS, INC.

About the fund

EXPENSES SUMMARY

Expenses are one of several factors to consider when investing
       .  The following table summarizes    estimated
expenses attributable to class    Y     shares    for a full
fiscal year.  The example shows the cumulative expenses
attributable to a hypothetical $1,000 investment in class
   Y     shares of the fund over specified periods.

Annual fund operating expenses
(as a percentage of average net assets)

Management fees                      0.59%
        Other expenses                         0.19%
Total fund operating expenses             0.78%

The table is provided to help you understand the expenses of investing in the fund and your share of the operating expenses attributable to class Y shares that the fund expects to incur. The expenses shown in the table do not reflect the application of credits related to brokerage service and expense offset arrangements that reduce certain fund expenses. Expenses are based on the corresponding information for the fund's class A
shares for fiscal 1996    .

Example

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

    1    3              5             10
  year years          years          years
     $8 $25            $43          $97

The example does not represent past or future expense levels   .
Actual     expenses may be greater or less than those shown.
Federal regulations require the example to assume a 5% annual return, but actual annual return varies. The example does not reflect any charges or expenses related to your employer's plan.

OBJECTIVE

Putnam Investors Fund seeks long-term growth of capital and any increased income that results from this growth. The fund is designed for investors seeking long-term growth of capital from a portfolio primarily consisting of quality common stocks. The fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

HOW THE FUND PURSUES ITS OBJECTIVE

Basic investment strategy

Putnam Investors Fund invests primarily in common stocks because Putnam Investment Management, Inc., the fund's investment manager ("Putnam Management"), believes that equity ownership affords the best opportunity for capital growth over the long term. Though common stocks are normally the fund's main investments, the fund may also purchase convertible bonds, convertible preferred stocks, preferred stocks and debt securities if Putnam Management believes they would help achieve the fund's objective. The fund may also hold a portion of its assets in cash or money market instruments.

In seeking the fund's objective of long-term growth of capital, Putnam Management considers three main factors:

    1.   The general outlook for the economy.

    2. A study of various industries to determine those with the best possibilities for long-term growth.

    3. A detailed study of what appear to be the most promising individual companies.

In the evaluation of a company, more consideration is given to growth potential than to dividend income. Putnam Management believes that evaluating a company's probable future earnings, dividends, financial strength, working assets and competitive position will prove more profitable in the long run than simply seeking current dividend income. Although the fund's investments are not limited to any particular type of company, Putnam Management currently expects that the fund will invest a substantial portion of its assets in common stocks of
companies with    equity     market capitalizations of more than
$1 billion. The fund may also invest in common stocks of companies with equity market capitalizations below this level. These small- to medium-sized companies generally have a proprietary product or profitable market niche and the potential to grow very rapidly. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may change in value more than those of larger, more established companies.

Alternative investment strategies

At times Putnam Management may judge that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times Putnam Management may temporarily use alternative strategies primarily designed to reduce fluctuations in the value of the fund's assets.

In implementing these defensive strategies, the fund may invest primarily in debt securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, or in other securities Putnam Management considers consistent with such defensive strategies.

It is impossible to predict when, or for how long, the fund will use these alternative strategies.

Foreign investments

The fund may invest up to 20% of its assets in securities principally traded in foreign markets. The fund may also purchase Eurodollar certificates of deposit without regard to the 20% limit. Since foreign securities are normally denominated and traded in foreign currencies, the values of fund assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable with those in the United States.

The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than those in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of fund assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in certain foreign countries.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit investments in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities.

The risks described above are typically increased for investments in securities principally traded in, or issued by issuers located in, underdeveloped and developing nations, which are sometimes referred to as "emerging markets."

The fund may buy or sell foreign currencies, foreign currency futures contracts, foreign currency forward contracts and options on foreign currencies for hedging purposes in connection with its foreign investments.

A more detailed explanation of foreign investments, and the risks and special tax considerations associated with them, is included in the SAI.

Portfolio turnover

The length of time the fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the fund is known as "portfolio turnover." As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds.

Portfolio turnover generally involves some expense to the fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization
of taxable capital gains.  Portfolio turnover rates for    fiscal
1995 and 1996 were 96.75% and 128.21%, respectively.

Stock index futures and options

The fund may buy and sell stock index futures contracts. An "index future" is a contract to buy or sell units of a particular stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time the fund enters into and terminates an index future transaction, the fund realizes a gain or loss. In addition to or as an alternative to purchasing or selling index futures, the fund may buy and sell call and put options on index futures or stock indexes. The fund may engage in index futures and options transactions for hedging purposes and for nonhedging purposes, such as to earn additional income.

The use of index futures and related options involves certain special risks. Futures and options transactions involve costs and may result in losses.

Certain risks arise because of the possibility of imperfect correlations between movements in the prices of index futures and options and movements in the prices of the underlying stock index or of the portfolio securities that are the subject of a hedge. The successful use of the strategies described above further depends on Putnam Management's ability to forecast market movements correctly.

Other risks arise from the potential inability to close out index futures or options positions. There can be no assurance that a liquid secondary market will exist for any index future or option at any particular time. The use of futures and options transactions for purposes other than hedging entails greater risks. Certain provisions of the Internal Revenue Code and certain regulatory requirements may limit the use of index futures and options transactions.

A more detailed explanation of index futures and options transactions, including the risks associated with them, is included in the SAI.

Other investment practices

The fund may also engage in the following investment practices, each of which involves certain special risks. The SAI contains more detailed information about these practices, including limitations designed to reduce these risks.

Options. The fund may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest. The fund receives a premium from writing a call or put option, which increases the return if the option expires unexercised or is closed out at a net profit.

When the fund writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, the fund takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund may also buy and sell put and call options for hedging purposes. From time to time, the fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income. The aggregate value of the securities underlying the options may not exceed 25% of fund assets. The use of these strategies may be limited by applicable law.

Securities loans, repurchase agreements and forward commitments. The fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times. The fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the fund if the other party should default on its obligation and the fund is delayed or prevented from recovering the collateral or completing the transaction.

Derivatives

Certain of the instruments in which the fund will invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in this prospectus and in the SAI.

Limiting investment risk

Specific investment restrictions help    to     limit investment
risks for    the fund's     shareholders.  These restrictions
prohibit the fund   , with respect to 75% of its total
assets,     from acquiring more than 10% of the voting
securities of any one issuer.* They also prohibit the fund from investing more than:

(a)    (with respect to 75% of its total assets) invest more
than     5% of its total assets in securities of any one issuer
(other than the U.S. government);*

   (b) 15% of its net assets in any combination of securities that are not readily marketable, in securities restricted as to resale (excluding securities determined by the Trustees (or the person designated by the Trustees to make such determinations) to be readily marketable), and in repurchase agreements maturing in
more than seven days   ; or

   (c) 25% of its total assets in any one industry. (Securities of the U.S. government, its agencies or instrumentalities are not considered to represent industries.)*

Restrictions marked with an asterisk (*) above are summaries of fundamental investment policies. See the SAI for the full text of these policies and the fund's other fundamental investment policies. Except for investment policies designated as fundamental in this prospectus or the SAI, the investment policies described in this prospectus and in the SAI are not fundamental investment policies. The Trustees may change any
non-fundamental investment    policy     without shareholder
approval. As a matter of policy, the Trustees would not materially change the fund's investment objective without shareholder approval.

HOW PERFORMANCE IS SHOWN

The fund's investment performance may from time to time be
included in advertisements about    class Y shares    .  "Total
return" for the one-, five- and ten-year periods (or for the life
of the class    Y     shares of the fund, if shorter) through the
most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the fund invested at the maximum public offering price. Total return may
also be presented for other periods        .

All data are based on past investment results and do not predict future performance.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of the fund's portfolio, the fund's operating expenses and which class of shares the investor purchases. Investment performance also often reflects the risks associated with the fund's investment objective and policies. These factors should be considered when comparing the fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. The fund's performance may be compared to that of various indexes. See the SAI.

HOW THE FUND IS MANAGED

The Trustees of the fund are responsible for generally overseeing the conduct of the fund's business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The fund pays Putnam Management a quarterly fee for these services based on the fund's average net assets. See "Expenses summary" and the SAI.

The following officers of Putnam Management have had primary responsibility for the day-to-day management of the fund's
portfolio since the    years     stated below:

                                  Business experience
                      Year        (at least 5 years)
                     -----        -------------------
C. Beth Cotner       1995         Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1995.  Prior
                                  to 1995, Ms. Cotner was
                                  Executive Vice President at
                                  Kemper Financial Services.

   Manuel H. Weiss   1996         Employed as an investment
   Senior Vice President          professional by Putnam
                                  Management since    1987.

David J. Santos      1994         Employed as an investment
Vice President                    professional by Putnam
                                  Management since 1986.

The fund pays all expenses not assumed by Putnam Management, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The fund also reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The total reimbursement is determined annually by the Trustees.

Putnam Management places all orders for purchases and sales of the fund's securities. In selecting broker-dealers, Putnam Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider sales of shares of the fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers.

ORGANIZATION AND HISTORY

Putnam Investors Fund is one of the three pioneer U.S. mutual funds. The fund is a Massachusetts business trust organized on August 13, 1982 as the successor to Putnam Investors Fund, Inc., a Massachusetts corporation organized on November 23, 1925. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

The fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the fund may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund's shares are currently divided into three classes. Only the fund's class
   Y     shares are offered by this prospectus.  The fund also
offers other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase any other class of shares, contact your investment dealer or Putnam Mutual Funds (at 1-800-225-1581).

Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund. The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If you own fewer shares than a minimum amount set by the Trustees (presently 20 shares), the fund may choose to redeem your shares. You will receive at least 30 days' written notice before the fund redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The fund may also redeem shares if you own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

The fund's Trustees: George Putnam,* Chairman. President of the Putnam funds. Chairman and Director of Putnam Management and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"). Director, Marsh & McLennan Companies, Inc.; William F. Pounds, Vice Chairman. Professor of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology; Jameson Adkins Baxter, President, Baxter Associates, Inc.; Hans H. Estin, Vice Chairman, North American Management Corp.; John A. Hill,
   Chairman     and Managing Director, First Reserve
Corporation;    Ronald J. Jackson, Former Chairman, President and
Chief Executive Officer of Fisher-Price, Inc., Director of Safety 1st, Inc., Trustee of Salem Hospital and Overseer of the Peabody
Essex Museum;     Elizabeth T. Kennan, President Emeritus and
Professor, Mount Holyoke College; Lawrence J. Lasser,* Vice President of the Putnam funds. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Management. Director, Marsh & McLennan Companies, Inc.; Robert
E. Patterson, Executive Vice President    and Director of
Acquisitions    , Cabot Partners Limited Partnership; Donald S.
Perkins,* Director of various corporations, including    Cummins
Engine Company, Lucent Technologies, Inc., Springs Industries,
Inc.     and Time Warner Inc.; George Putnam, III,* President,
New Generation Research, Inc.; Eli Shapiro, Alfred P. Sloan Professor of Management, Emeritus, Alfred P. Sloan School of Management, Massachusetts Institute of Technology; A.J.C. Smith,*
Chairman   and     Chief Executive Officer        , Marsh &
McLennan Companies, Inc.; and W. Nicholas Thorndike, Director of various corporations and charitable organizations, including Data General Corporation, Bradley Real Estate, Inc. and Providence Journal Co. Also, Trustee of Massachusetts General Hospital and
Eastern Utilities Associates.  The         Trustees are also
Trustees of the other Putnam funds. Those marked with an asterisk (*) are or may be deemed to be "interested persons" of the fund, Putnam Management or Putnam Mutual Funds.

About Your Investment

HOW TO BUY SHARES

All orders to purchase shares must be made through your employer's defined contribution plan. For more information about how to purchase shares of the fund through your employer's plan or limitations on the amount that may be purchased, please consult your employer. Shares are sold to eligible defined contribution plans at the net asset value per share next determined after receipt of an order by Putnam Mutual Funds. Orders must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to
receive that day's net asset value.     Class Y shares are
available to     defined contribution plans    whose investment
in Putnam funds and other assets managed by Putnam Management or its affiliates, combined with such investments by the plan's sponsor and the sponsor's other employee benefit plans, equals at
least $250 million    .  Defined contribution plans    that elect
to buy class Y shares upon attaining eligibility will receive class Y shares in place of any class A shares then owned. Class Y shares are also available to defined contribution plans whose sponsor confirms a good faith expectation that investments in Putnam-managed assets by the sponsor and its employee benefit plans will attain $250 million (using the higher of purchase price or current market value) within one year of the initial purchase of class Y shares, and agrees that class Y shares may be redeemed and class A shares purchased if that level is not
attained    .  To eliminate the need for safekeeping, the fund
will not issue certificates for your shares.          Putnam
Mutual Funds will from time to time, at its expense, provide additional promotional incentives or payments to dealers that sell shares of the Putnam funds. These incentives or payments may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.

HOW TO SELL SHARES

Subject to any restrictions imposed by your employer's plan, you can sell your shares through the plan to the fund any day the New York Stock Exchange is open. For more information about how to sell shares of the fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

Your plan administrator must send a signed letter of instruction to Putnam Investor Services. The price you will receive is the next net asset value calculated after the fund receives your request in proper form. All requests must be received by the fund prior to the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. If
   you sell     shares having a net asset value of $100,000 or
more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee.

The fund generally provides payment for redeemed shares the business day after the request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. The fund will only redeem shares for which it has received payment.

HOW TO EXCHANGE SHARES

Subject to any restrictions contained in your plan, you can exchange your shares for shares of other Putnam funds available through your plan at net asset value. Contact your plan administrator or Putnam Investor Services on how to exchange your shares or how to obtain prospectuses of other Putnam funds in which you may invest.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Putnam Management or the Trustees believe doing so would be in the best interests of the fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. Consult Putnam Investor Services before requesting an exchange. See the SAI to find out more about the exchange privilege.

HOW THE FUND VALUES ITS SHARES

The fund calculates the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open.

Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

HOW THE FUND MAKES DISTRIBUTIONS TO SHAREHOLDERS; TAX INFORMATION

The fund distributes any net investment income and any net realized capital gains at least annually. Distributions from net investment income, if any, are expected to be small.
Distributions from capital gains are made after applying any available capital loss carryovers.

The terms of your plan will govern how your plan may receive distributions from the fund. Generally, periodic distributions from the fund to your plan are reinvested in additional fund shares, although your plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If another option is not selected, all distributions will be reinvested in additional fund shares.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other
requirements    that are     necessary for it to be relieved of
federal taxes on income and gains it distributes. The fund will distribute substantially all of its ordinary income and capital gain net income on a current basis. Generally, fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by the fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The foregoing is a summary of certain federal income tax consequences of investing in the fund. You should consult your tax adviser to determine the precise effect of an investment in the fund on your particular tax situation (including possible liability for state and local taxes).
ABOUT PUTNAM INVESTMENTS, INC.

Putnam Management has been managing mutual funds since 1937. Putnam Mutual Funds Corp. is the principal underwriter of the fund and of other Putnam funds. Putnam Defined Contribution Plans is a division of Putnam Mutual Funds. Putnam Fiduciary Trust Company is the fund's custodian. Putnam Investor Services, a division of Putnam Fiduciary Trust Company, is the fund's investor servicing and transfer agent.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust Company are located at One Post Office Square, Boston, Massachusetts 02109 and are subsidiaries of Putnam Investments, Inc., which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.